Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

RS Emerging Markets VIP Series

Amended and Restated Supplement to Prospectus Dated May 1, 2012

RS Investment Management Co. LLC (“RS Investments”), the adviser to RS Emerging Markets VIP Series (the “Fund”), expects to assume the day-to-day management of the Fund by March 1, 2013. The investment team at RS Investments responsible for the day-to-day management of the Fund will be led by Michael Reynal.

November 30, 2012

Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

RS International Growth VIP Series

Supplement to Prospectus Dated May 1, 2012

An internal team of investment professionals at RS Investment Management Co. LLC, the adviser to RS International Growth VIP Series (the “Fund”), expects to assume the day-to-day management of the Fund by July 1, 2013.

November 30, 2012